UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2008

VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

000-51475 (Commission File Number)	20-2903491 (IRS Employer Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

Registrant’s telephone number, including area code: (561) 995-7313

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01, Item 3.02 and Item 5.02 Entry into a Material Definitive Agreement; Unregistered Sales of Equity Securities; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 19, 2008, Vicor Technologies, Inc. (“Vicor”) negotiated an extension of the maturity due date of a 15% promissory note in the an aggregate of $200,000 from February 29, 2008 until April 30, 2008 in exchange for 10,000 shares of Vicor common stock. This promissory note had been in default as of February 29, 2008. The shares were issued to the note holder in a  transaction that was  exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), as a transaction by an issuer not involving a public offering. The note holder was knowledgeable, sophisticated and had access to comprehensive information about Vicor. Vicor placed legends on the certificates stating that the shares were not registered under the Securities Act and set forth the restrictions on their transferability and sale.

Item 1.01, Item 3.02 and Item 5.02 Entry into a Material Definitive Agreement; Unregistered Sales of Equity Securities Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Compensatory Arrangements of Certain Officers

On March 18, 2008, two of Vicor’s Officers and Directors, Drs. Jerry M. Anchin and James E. Skinner agreed to accept shares of Vicor’s common stock in full payment of certain accrued compensation due each of them arising in the fiscal years ended December 31, 2001-2004.

Dr. Anchin was issued 94,417 shares in satisfaction of accrued compensation due him in the amount of $75,533.

Dr. Skinner was issued 312,153 shares in satisfaction of accrued compensation due him in gthe amount of $249,722.

The shares were issued to Dr. Anchin and Dr. Skinner in a  transaction that was  exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), as a transaction by an issuer not involving a public offering. Dr. Anchin and Dr. Skinner are each knowledgeable, sophisticated and have access to comprehensive information about Vicor and represented their intention to acquire the shares for investment only and not with a view to distribute or sell the shares. Vicor placed legends on the certificates stating that the shares were not registered under the Securities Act and set forth the restrictions on their transferability and sale.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Extension dated March 18, 2008 of Maturity Date of 15% Promissory Note payable by Vicor Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.
Date: March 20, 2008	By:	/s/ David H. Fater
David H. Fater
President and Chief Executive and Financial Officer